EXHIBIT 10.17


                          TERMINATION OF STOCK PURCHASE
                                       AND
                             SUBSCRIPTION AGREEMENT

      Reference is made to the Stock Purchase and Subscription Agreement dated September 3, 1996, between the undersigned (the "Agreement") and the Promissory Note dated September 3, 1996 of Donald Lies (the "Note") attached to the Agreement as Exhibit A. The undersigned hereby acknowledge that the transactions contemplated in the Agreement were not consummated and that the Agreement and the Note are each terminated and cancelled effective as of October 31, 1996.


RSI SYSTEMS, INC.



By:
   ---------------------------------         ----------------------------------
   Richard Braun                             Donald Lies
   Chairman